Exhibit 99.2

First Quarter 2016 Earnings Conference Call

Forward Looking Statements Statements made during this call and presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of today, May 4, 2016. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 8-15 of our 2015 Form 10-K filed on February 26, 2016, and other subsequent filings by Matson with the SEC. Statements made during this call and presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

Businesses performed largely as expected with operating results lower YOY Significantly lower China freight rates Continued China market softness amid slower than normal post-lunar new year recovery Hawaii container volume up 8.4% YOY Integration of Alaska operations continues to progress well 2016 outlook revised downward to reflect more challenging market conditions in China service Opening Remarks

EBITDA, EPS – 1Q 2016 1Q16 Net Income of $18.1 million versus 1Q15 Net Income of $25.0 million See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Hawaii Service First Quarter Performance YOY container volume growth Sustained competitive gains Modest market growth Higher freight yields 2016 Outlook Modest market growth expected Construction activity expected to be a primary driver Expect moderate YOY volume growth in 2016 Higher volume expected in 1H16 Expect volume growth to be challenged in 2H16 Deployed 11th ship at end of April

Construction in progress on Matson’s two 3,600 TEU “Aloha Class” vessels at Philly Shipyard Expected delivery dates: 3Q18 and 1Q19 Expected benefits of Aloha Class vessels Significantly lowers cost per container in Hawaii fleet Carry higher freight volumes with fewer vessels deployed Expect 10-ship deployment upon delivery of two Aloha Class vessels Lower crewing, maintenance & repair, and dry-docking costs Approximately 30% lower fuel consumption per TEU using conventional fuel oils Continuing to evaluate ordering two additional new vessels to complete renewal of Hawaii fleet Expect 9-ship deployment upon delivery of two additional new vessels In Hawaii Would avoid additional capital investment in end of life vessels Hawaii Fleet Update First steel cut for Aloha Class vessels

Hawaii Economic Indicators Indicator (% Change YOY) 2014 2015 2016F 2017F Real Gross Domestic Product 1.3 4.0 3.2 2.1 Visitor Arrivals 2.3 4.3 1.3 1.0 Construction Jobs 3.5 8.3 6.5 3.4 Unemployment Rate (%) 4.4 3.7 3.0 2.8 Residential Building Permits (9.8) 59.3 10.0 3.2 Non-Residential Building Permits 28.8 (5.6) 6.7 8.0 Sources: UHERO: University of Hawaii Economic Research Organization; STATE FORECAST UPDATE, February 26, 2016, http://www.uhero.hawaii.edu Construction cycle continues to progress Permitting and job creation picked up considerably in 2015 Beginning to see increased activity on the Neighbor Islands Visitor industry strong in 2015, expect modest growth in arrivals for 2016 Healthy labor market with low unemployment

China Expedited Service (CLX) First Quarter Performance International ocean freight rates, as represented by the SCFI, at historic lows Significantly lower China freight rates and volume Absence of extraordinarily high demand in 1Q15 during USWC labor disruption Continued China market softness amid slower than normal post-lunar new year recovery 2016 Outlook Expect average freight rates significantly lower than 2015 Lowering outlook in China to reflect increasingly challenging market conditions Chronic overcapacity and rates persisting at historic lows Dislocation from liner mergers and international alliances Announcement of additional “expedited” service offerings Expect Matson’s rate premium and profitability to endure Source: Shanghai Shipping Exchange

Guam Service 2016 Outlook Steady market with economic growth Continued modest competitive volume losses expected First Quarter Performance Modest competitive losses to new bi-weekly U.S. flagged service

Alaska Service 2016 Outlook Economic headwinds expected Annual container volume expected to be modestly lower than the 67,300 containers carried by Horizon and Matson combined in 2015 First Quarter Performance 1Q16 volume approximated Horizon’s volume in 1Q15 Muted economic activity Lower northbound volume offset by stronger southbound volume Volume included in Matson’s results post-closing of Alaska Acquisition on May 29, 2015 Volume included in Horizon’s results

SSAT Joint Venture First Quarter Performance Terminal joint venture contribution was $0.8 million lower YOY Decrease primarily attributable to lower lift volume 2016 Outlook Well positioned in Oakland for increased lift volumes due to closure of competitor’s terminal Expect operating income contribution modestly lower than 2015

Matson Logistics First Quarter Performance Higher intermodal volume Warehouse operating improvements Highway yield improvements Partially offset by higher G&A and lower intermodal yield Source: Association of American Railroads 2016 Outlook Expect 2016 operating income to modestly exceed the 2015 level of $8.5 million Volume growth Continued expense control

1Q2016 Operating Income SSAT had a $2.6 million contribution in 1Q16 compared to a $3.4 million contribution in 1Q15 1Q15 1Q16 Change Revenue $305.5 $366.1 $60.6 Operating Income $43.9 $33.0 ($10.9) Oper. Income Margin 14.4% 9.0% 1Q15 1Q16 Change Revenue $92.7 $88.1 ($4.6) Operating Income $1.0 $1.6 $0.6 Oper. Income Margin 1.1% 1.8% 1Q16 Consolidated Operating Income of $34.6 million versus $44.9 million in 1Q15

Consolidated Results EBITDA essentially flat year-over-year Operating income impacted by additional depreciation & amortization and vessel dry dock amortization Intangibles amortization from Alaska Acquisition Relatively heavy dry docking schedule Higher than normal maintenance capex Expect 2016 depreciation and amortization (incl. dry-docking amortization) of approximately $133 million, compared to $105.8 million in 2015 Consolidated Results ($ in millions) 1Q16 1Q15 Net Income $18.1 $25.0 Add: Income tax expense $11.6 $15.6 Add: Interest expense $4.9 $4.3 Operating Income $34.6 $44.9 Add: Depreciation & Amortization $23.7 $16.6 Add: Drydock Amortization $8.1 $5.5 EBITDA $66.4 $67.0

Condensed Balance Sheet Assets (in $ millions) 3/31/16 12/31/15 Cash and cash equivalents $ 20.1 $ 25.5 Other current assets 238.8 252.4 Total current assets 258.9 277.9 Investment in terminal joint venture 69.0 66.4 Property and equipment, net 857.4 860.3 Capital Construction Fund – cash on deposit 12.5 - Intangible assets, net 137.2 139.1 Goodwill 241.6 241.6 Other long-term assets 97.7 84.5 Total assets $1,674.3 $1,669.8 Liabilities & Shareholders’ Equity (in $ millions) 3/31/16 12/31/15 Current portion of debt $ 21.7 $ 22.0 Other current liabilities 239.5 275.6 Total current liabilities 261.2 297.6 Long-term debt 459.5 407.9 Deferred income taxes 313.3 310.5 Other long-term liabilities 200.6 203.2 Total long term liabilities 973.4 921.6 Shareholders’ equity 439.7 450.6 Total liabilities and shareholders’ equity $1,674.3 $1,669.8 Liquidity and Debt Levels Total debt of $481.2 million, Net debt of $448.6 million Net debt to LTM EBITDA of 1.5x During 1Q16, Matson repurchased 518,600 shares at an average price of $38.81 per share See the Addendum for a reconciliation of GAAP to non-GAAP for Financial Metrics

Cash Generation and Uses of Cash Includes $15 million net CCF withdrawal; does not include $0.6 million in other sources of cash Based on total cash consideration (including common shares, warrants, repaid debt, accrued interest and breakage fees)

Outlook is being provided relative to 2015 operating income Ocean Transportation operating income for full year 2016 is expected to be approximately 15 to 20 percent lower than the $187.8 million achieved in 2015, and for 2Q16 is expected to approximate the $31.4 million achieved in 2Q15 Significantly lower average freight rates in China Higher depreciation and amortization expense due to increased capital and vessel dry-dock spending Modest competitive volume losses in Guam Modestly lower contribution from SSAT joint venture Moderately higher Hawaii container volume Full year contribution from Alaska operations Absence of acquisition related incremental SG&A and Molasses Settlement costs Logistics operating income for full year 2016 expected to modestly exceed 2015 level of $8.5 million Interest expense for full year 2016 expected to be approximately $19.0 million Effective tax rate for full year 2016 expected to be approximately 39.0 percent 2016 Outlook

Summary Remarks Hawaii Expect to benefit from continued market growth and a stronger market position Alaska Integration progressing well Low energy prices create near-term economic headwinds China International market continues to be chronically oversupplied with freight rates near historic lows Expect Matson’s differentiated service to continue achieving a substantial premium to international ocean freight rates Guam U.S. Marine relocation provides a longer-term positive container volume trend Expect volume losses to competitor that entered trade in January 2016 Overall, we continue to expect strong cash flow generation to support: Fleet and equipment investments Consider growth investments Return of capital via quarterly dividend and share repurchase program

Addendum

Addendum – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA. NET DEBT RECONCILIATION $ 481.2 Less: Cash and cash equivalents (20.1) Capital Construction Fund - cash on deposit (12.5) $ 448.6 EBITDA RECONCILIATION Change $ 18.1 $ 25.0 $ (6.9) $ 96.1 Add: Income tax expense 11.6 15.6 (4.0) 70.8 Add: Interest expense 4.9 4.3 0.6 19.1 Add: Depreciation and amortization 23.7 16.6 7.1 89.8 Add: Dry-dock amortization 8.1 5.5 2.6 25.7 $ 66.4 $ 67.0 $ (0.6) $ 301.5 (In millions) EBITDA (1) 2016 2015 Net Income Months Last Twelve March 31, Total Debt: March 31, 2016 (In millions) Net Debt Three Months Ended